                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                   FORM N-CSR

Investment Company Act file number 811-4670

                        GLOBAL/INTERNATIONAL FUND, INC.
                        --------------------------------
               (Exact Name of Registrant as Specified in Charter)

                       345 Park Avenue, New York, NY 10154
                  --------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's Telephone Number, including Area Code: (617) 295-2663
                                                            --------------

                               Salvatore Schiavone
                             Two International Place
                           Boston, Massachusetts 02110
                     ---------------------------------------
                     (Name and Address of Agent for Service)

Date of fiscal year end:        10/31

Date of reporting period:       10/31/03

ITEM 1.  REPORT TO STOCKHOLDERS

[Scudder Investments logo]

Scudder Global Bond Fund

Annual Report to Shareholders

October 31, 2003

Contents

<Click Here> Performance Summary

<Click Here> Portfolio Management Review

<Click Here> Portfolio Summary

<Click Here> Investment Portfolio

<Click Here> Financial Statements

<Click Here> Financial Highlights

<Click Here> Notes to Financial Statements

<Click Here> Report of Independent Auditors

<Click Here> Tax Information

<Click Here> Directors and Officers

<Click Here> Investment Products

<Click Here> Account Management Resources

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. The prospectus contains more complete information, including a description of the risks of investing in the fund, management fees and expenses. Please read it carefully before you invest or send money.

Fund shares are not FDIC-insured and are not deposits or other obligations of, or guaranteed by, any bank. Fund shares involve investment risk, including possible loss of principal.

Performance Summary October 31, 2003

Classes A, B and C

Average Annual Total Returns* (Unadjusted for Sales Charge)
Scudder Global Bond Fund	1-Year	3-Year	5-Year	10-Year
Class A(a)	9.51%	8.89%	4.74%	4.07%
Class B(a)	8.73%	8.05%	3.92%	3.25%
Class C(a)	8.76%	8.08%	3.95%	3.28%
Citigroup World Government Bond Index+	14.28%	10.75%	4.69%	6.21%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

Net Asset Value and Distribution Information
	Class A	Class B	Class C
Net Asset Value: 10/31/03	$ 10.13	$ 10.14	$ 10.14
10/31/02	$ 9.58	$ 9.58	$ 9.58
Distribution Information: Twelve Months: Distributions	$ .35	$ .27	$ .27
October Distributions	$ .0289	$ .0218	$ .0220
SEC 30-day Yield++	1.84%	1.13%	1.11%
Current Annualized Distribution Rate++	3.42%	2.58%	2.60%

++ Current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value on October 31, 2003. Distribution rate simply measures the level of dividends and is not a complete measure of performance. The SEC yield is net investment income per share earned over the month ended October 31, 2003, shown as an annualized percentage of the net asset value on that date. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. Yields and distribution rates are historical and will fluctuate.
Class A Lipper Rankings - Global Income Funds Category
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	70	of	91	77

Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable.

Source: Lipper Inc.

Growth of an Assumed $10,000 Investment(b)* (Adjusted for Sales Charge)
[] Scudder Global Bond Fund - Class A(c) [] Citigroup World Government Bond Index+

Yearly periods ended October 31

Comparative Results* (Adjusted for Sales Charge)
Scudder Global Bond Fund		1-Year	3-Year	5-Year	10-Year
Class A(c)	Growth of $10,000	$10,458	$12,331	$12,039	$14,235
	Average annual total return	4.58%	7.23%	3.78%	3.59%
Class B(c)	Growth of $10,000	$10,573	$12,414	$12,021	$13,769
	Average annual total return	5.73%	7.47%	3.75%	3.25%
Class C(c)	Growth of $10,000	$10,767	$12,499	$12,016	$13,667
	Average annual total return	7.67%	7.72%	3.74%	3.17%
Citigroup World Government Bond Index+	Growth of $10,000	$11,428	$13,583	$12,576	$18,267
	Average annual total return	14.28%	10.75%	4.69%	6.21%

The growth of $10,000 is cumulative.

Notes to Performance Summary - Classes A, B and C

* Returns and rankings during the 3-, 5- and 10- year periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.
a Returns shown for Class A, B and C shares for the periods prior to their inception on June 18, 2001 are derived from the historical performance of Class S shares of the Scudder Global Bond Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses of each specific class. Any difference in expenses will affect performance.
b The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 4.50%. This results in a net initial investment of $9,550.
c Returns shown for Class A, B and C shares for the periods prior to their inception on June 18, 2001 are derived from the historical performance of Class S shares of the Scudder Global Bond Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses and the current applicable sales charges of each specific class. Returns for Class A reflect the current maximum initial sales charge of 4.50%. Class B share performance is adjusted for the applicable contingent deferred sales charge ("CDSC"), which is 4% within the first year after purchase, declining to 0% after six years. Returns for Class C shares reflect an initial sales charge of 1%. Redemptions on Class C shares within one year of purchase may be subject to a CDSC of 1%. Any difference in expenses will affect performance.
+ The unmanaged Citigroup World Government Bond Index (name changed from Salomon Smith Barney World Government Bond Index effective April 30, 2003) consists of worldwide fixed-rate government bonds with remaining maturities greater than one year. Index returns assume reinvested dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Investments in funds involve risk. Some funds have more risk than others. These include funds that allow exposure to or otherwise concentrate investments in certain sectors, geographic regions, security types, market capitalization or foreign securities (e.g., political or economic instability, which can be accentuated in emerging market countries). Please read this fund's prospectus for specific details regarding its investments and risk profile.

On December 27, 1995, the Fund adopted its current name and objectives. Prior to that date, the Fund was known as the Scudder Short Term Global Income Fund and its investment objective was to provide high current income through short-term instruments.

Please call (800) 621-1048 for the Fund's most up-to-date performance. On the Web, go to scudder.com.

Class AARP and Class S

Class AARP has been created especially for members of AARP. Class S is not available to new investors.

Average Annual Total Returns*
Scudder Global Bond Fund	1-Year	3-Year	5-Year	10-Year
Class S	9.90%	9.18%	5.03%	4.36%
Class AARP(a)	9.80%	9.16%	5.01%	4.35%
Citigroup World Government Bond Index+	14.28%	10.75%	4.69%	6.21%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

Net Asset Value and Distribution Information
	Class AARP	Class S
Net Asset Value: 10/31/03	$ 10.12	$ 10.13
10/31/02	$ 9.57	$ 9.57
Distribution Information: Twelve Months: Distributions	$ .38	$ .38
October Distributions	$ .0310	$ .0310
SEC 30-day Yield++	2.17%	2.18%
Current Annualized Distribution Rate++	3.68%	3.67%

++ Current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value on October 31, 2003. Distribution rate simply measures the level of dividends and is not a complete measure of performance. The SEC yield is net investment income per share earned over the month ended October 31, 2003, shown as an annualized percentage of the net asset value on that date. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. Yields and distribution rates are historical and will fluctuate.
Class S Lipper Rankings* - Global Income Funds Category
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	68	of	91	74
3-Year	32	of	69	46
5-Year	32	of	61	52
10-Year	24	of	27	86

Rankings are historical and do not guarantee future results. Rankings are based on total return with distributions reinvested.

Source: Lipper Inc.

Growth of an Assumed $10,000 Investment*
[] Scudder Global Bond Fund - Class S [] Citigroup World Government Bond Index+

Yearly periods ended October 31

Comparative Results*
Scudder Global Bond Fund		1-Year	3-Year	5-Year	10-Year
Class S	Growth of $10,000	$10,990	$13,016	$12,778	$15,318
	Average annual total return	9.90%	9.18%	5.03%	4.36%
Class AARP(a)	Growth of $10,000	$10,980	$13,007	$12,770	$15,308
	Average annual total return	9.80%	9.16%	5.01%	4.35%
Citigroup World Government Bond Index+	Growth of $10,000	$11,428	$13,583	$12,576	$18,267
	Average annual total return	14.28%	10.75%	4.69%	6.21%

The growth of $10,000 is cumulative.

Notes to Performance Summary - Class AARP and Class S

* Returns and rankings during the 3-, 5- and 10-year periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.
a Returns shown for Class AARP shares for the periods prior to its inception on October 2, 2000 are derived from the historical performance of Class S shares of the Scudder Global Bond Fund during such periods and have assumed the same expense structure during such periods. Any difference in expenses will affect performance.
+ The unmanaged Citigroup World Government Bond Index (name changed from Salomon Smith Barney World Government Bond Index effective April 30, 2003) consists of worldwide fixed-rate government bonds with remaining maturities greater than one year. Index returns assume reinvested dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Investments in funds involve risk. Some funds have more risk than others. These include funds that allow exposure to or otherwise concentrate investments in certain sectors, geographic regions, security types, market capitalization or foreign securities (e.g., political or economic instability, which can be accentuated in emerging market countries). Please read this fund's prospectus for specific details regarding its investments and risk profile.

On December 27, 1995, the Fund adopted its current name and objectives. Prior to that date, the Fund was known as the Scudder Short Term Global Income Fund and its investment objective was to provide high current income through short-term instruments. Since adopting its current objectives, the cumulative return for Class S is 40.52%.

Please call (800) 253-2277 (Class AARP) or (800) SCUDDER (Class S) for the Fund's most up-to-date performance. On the Web, go to aarp.scudder.com (Class AARP) or myScudder.com (Class S).

Portfolio Management Review

Scudder Global Bond Fund: A Team Approach to Investing

Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for Scudder Global Bond Fund. DeIM and its predecessors have more than 80 years of experience managing mutual funds and DeIM provides a full range of investment advisory services to institutional and retail clients. DeIM is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DeIM is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

Portfolio Management Team

Brett Diment

Managing Director of Deutsche Asset Management and Co-Manager of the fund.

• Joined Deutsche Asset Management in 1991 and the fund in 2002.

• Over 12 years of investment industry experience.

Annette Fraser

Managing Director of Deutsche Asset Management and Co-Manager of the fund.

• Joined Deutsche Asset Management in 1990 and the fund in 2002.

• Currently, Head of Global Fixed Income Product in London.

• MA from St. Andrews University.

Anthony Fletcher

Director of Deutsche Asset Management and Co-Manager of the fund.

• Joined Deutsche Asset Management in 1996 and the fund in 2002.

• Currently, Global Fixed Income manager and technical analyst for currency and bond markets in London.

• Over 15 years investment industry experience including serving as the Head of global fixed income at the Saudi American Bank and as a fund manager for the Industrial Bank of Japan.

Nik Hart

Managing Director of Deutsche Asset Management and Co-Manager of the fund.

• Joined Deutsche Asset Management in 1992, specializing in investing credit and managing sterling portfolios. Currently, Specialist in European Investment Grade.

• Fixed Income markets in London.

• Joined the fund in 2002.

Stephen Ilott

Managing Director of Deutsche Asset Management and Co-Manager of the fund.

• Head of Fixed Income in London.

• Joined Deutsche Asset Management in 1998 and the fund in 2002.

• Prior to 1998, managed global fixed income and currency portfolios on behalf of central banks, corporations and pension funds at Robert Fleming & Company from 1986 to 1997.

Keith Patton

Director of Deutsche Asset Management and Co-Manager of the fund.

• European fixed income product head in London.

• Joined Deutsche Asset Management in 1997 and the fund in 2002.

• Prior to 1997, Portfolio Manager and fixed income specialist at Robert Fleming & Company.

Ian Winship

Director of Deutsche Asset Management and Co-Manager of the fund.

• Joined Deutsche Asset Management in 1997 and the fund in 2002.

• Prior to 1997, served as a fixed income portfolio manager at Scottish Amicable Investment Managers.

• Portfolio manager and analyst specializing in UK and European markets.

In the following interview, the portfolio management team (Brett Diment, Anthony Fletcher, Annette Fraser, Nik Hart, Stephen Ilott, Keith Patton and Ian Winship) discusses Scudder Global Bond Fund's strategy and the market environment for the 12-month period ended October 31, 2003.

Q: How did the global economy perform over the past year, and how did this affect the bond market?

A: The world economy has slowly begun to emerge from its torpor of the past two to three years. Economic data in the United States has been increasingly favorable, capped by 7.2% gross domestic product growth in the third quarter. The growth outlook continues to pick up in Europe as well, where surveys point to improving confidence. Even Japan has shown signs that it is growing and possibly coming out of a long and destructive deflationary spiral.1 Meanwhile, the emerging-markets economies have benefited from rising commodities prices and a growing number of governments that are demonstrating a commitment to reform.

1 "Deflation" refers to falling prices, which is a negative for growth, since purchases are postponed on the expectation of lower prices in the future.

Despite this favorable economic backdrop, the interest rate picture has been unusually encouraging.2 Tame inflation is allowing global central banks to keep rates very low in order to spark additional growth. In the United States, for example, the expectation is that the Federal Reserve will keep short-term interest rates at 1% for some time in order to revive the job market. And in Europe, a strong euro is expected to allow the European Central Bank (ECB) to cut interest rates in the first half of 2004.3 Even emerging-markets nations that traditionally have been plagued by high inflation, such as Brazil, have been able to cut interest rates. These trends have helped support the strong performance of the global bond markets over the past year.

2 A strong economy generally results in rising interest rates; a weak economy generally results in falling interest rates. As yields rise, prices fall and vice versa.
3 A strong currency - meaning it is possible for a country's currency to purchase more units of another country's currency - dampens economic growth by making the country's goods more expensive overseas. This means it will likely sell fewer goods and services to foreign countries. Slower growth gives central banks latitude to cut interest rates.

Q: How did the fund perform in this environment?

A: The total return for the Class A shares of Scudder Global Bond Fund during the 12 months ended October 31, 2003, was 9.51% (unadjusted for sales charges). (Please see pages 3 through 8 for the performance of other share classes.) This compares with a return of 14.28% for the fund's benchmark, the Citigroup World Government Bond Index.4

4 The Citigroup World Government Bond Index is an unmanaged index of worldwide fixed-rate government bonds with remaining maturities greater than one year. Index returns assume reinvested dividends and capital gains and do not reflect fees or expenses. It is not possible to invest directly in an index.

Q: Why did the fund underperform?

A: The majority of our investment decisions during the period had a favorable impact on performance. However, the most important detractor from returns - the fund's currency positioning - more than offset these positives. The fund is hedged so that approximately 50% of its exposure is in US dollars.5 This approach, which the fund has used for many years, is designed to mitigate the impact of currency movements on the fund. In this way, we are able to focus on the areas in which we can add the most value: country allocation and individual security selection. Given that the benchmark holds only a 21% weighting in US dollars, this strategy means that the fund will usually be "overweight" in dollars.6 This has been a positive for the fund in recent years, since the dollar has appreciated versus foreign currencies. During the past year, however, the dollar has begun to weaken as market participants have become worried about a variety of issues facing the United States. Despite its strengthening economy, the US is faced with a widening trade deficit, the growing budget deficit, slow economic growth, and the Federal Reserve's policy of keeping interest rates low and increasing the money supply.7 Given the weakness in the dollar, the fund's overweight position was a distinct negative for performance. We intend to maintain our hedging strategy, however, since a larger exposure to foreign currencies generally means much higher share price volatility for the fund. This means that further dollar weakness will likely continue to make it difficult for the fund to outperform its benchmark.

5 "Hedging" means that we buy securities that will set the fund's currency exposure at a certain level. For instance, if the fund holds 25% in US dollar bonds, we will buy securities that bring its currency position to 50% (for example) without having to add to its bond position.
6 "Overweight" means a fund holds a higher weighting in a given sector, country or currency than the benchmark index, indicating that the fund's performance versus the benchmark will benefit if the asset in question beats the overall market. "Underweight" means a fund holds a lower weighting than the benchmark, indicating that the fund will benefit if the asset in question underperforms the market as a whole.
7 A higher supply of dollars, in the absence of an equal increase in demand, causes the "price," or value, of the dollar to decline.

Q: What decisions had a positive impact on the fund?

A: Performance was helped by our strong security selection and active shifting of the portfolio's positioning to capture disparities in value among different areas of the market. The market environment of the past year was very conducive to active management, since the high level of volatility frequently created attractive opportunities. For example, the fund was overweight in Europe through April, which helped performance in the first half of the reporting period. In May, the environment shifted when the US Federal Reserve essentially said that it would use "nontraditional means" (for instance, the purchase of longer-term Treasuries in the open market) to keep interest rates low. We exploited this abnormality by moving to an overweight position in the US market, allowing the fund to benefit from the strong gains in Treasuries late in the second quarter. The investment backdrop shifted yet again in July, when the Fed retracted its previous statement. This led investors to believe that the Fed may not keep rates low for a long period after all, sparking a massive sell-off in the bond market. Fortunately, we reduced the fund's interest rate exposure heading into the quarter, which cushioned the impact of the downturn.8 Believing July's sell-off was overdone, we subsequently raised the portfolio's exposure to interest rates in the late summer. This decision also proved helpful to performance when bond prices recovered in September. While we cannot always expect to generate gains from this type of active management, we are pleased that we were able to successfully take advantage of this unusually volatile period.

8 A greater exposure to interest rates is a positive when rates fall (and prices rise) and is a negative when rates rise (and prices fall).

Performance was also helped by the fund's position in emerging-markets debt, which produced strong gains during the reporting period. However, yield spreads versus Treasuries have fallen to historically low levels.9 Given the strong and improving fundamentals for many of the largest emerging markets, we remain positive on the prospects for the asset class. However, we do think that the market is vulnerable after its substantial run-up. We therefore have sought to reduce risk in this area by scaling back some of the portfolio's higher-risk positions.

9 The "yield spread" is the difference in yield between an asset class or security and comparable Treasuries. A large spread indicates that investors require yields substantially above those of Treasuries in order to invest in emerging-markets debt. This is generally indicative of a higher-risk environment. A smaller spread generally indicates a more positive environment, since investors are less concerned about risk and therefore willing to accept lower yields.

Q: What are some other notable aspects of the fund's positioning?

A: The fund is overweight in the euro bond market, which we view as being the most attractive in Europe (ahead of non-euro countries such as the United Kingdom or Poland). This positioning is based on our view that continued slow growth and the rising value of the euro will enable the ECB to be more aggressive in cutting rates than most other central banks. In the UK market, the fund is positioned in shorter-term issues, based on our belief that this segment of the market will outperform longer-term bonds in the months ahead. We continue to believe the UK market is unattractive compared with the rest of Europe.

The fund remains underweight in Japan. Although the backdrop for bonds is moderately positive, we believe Japanese bonds are still too richly priced following a surge of cash into the asset class earlier this year. Further, we are not fully convinced that the most recent signs of recovery will prove sustainable. The underweight in Japan had a small negative impact on fund performance during the reporting period. However, we were able to make up some of this shortfall with an overweight position in the rising yen. We will continue to monitor the longer-term area of the Japanese bond market for opportunities, as we see better value there than in the short-term segment.

In the investment-grade corporate market, we have found the best value in the United States. In contrast, we find the euro and UK markets to be expensive. As of October 31, 21% of the fund's assets were invested in corporate bonds.

Q: Any final thoughts for investors?

A: The past 12 months have brought a favorable environment for investors in the global bond markets. However, many investors are expecting central banks to begin raising interest rates in the year ahead. If this proves to be the case - and the jury is certainly still out on this matter - it is unlikely that the next 12 months will bring a repeat of this year's strong performance. In the event that concerns over higher rates do begin to filter into the global bond markets, we encourage investors to stay focused on the potential long-term benefits of investing in this asset class, rather than the day-to-day movements of the markets.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions and should not be construed as a recommendation.

Portfolio Summary October 31, 2003

Geographical Exposure	10/31/03	10/31/02

US	17%	44%
France	13%	5%
Japan	10%	-
Germany	9%	20%
Italy	9%	3%
United Kingdom	7%	1%
Netherlands	6%	3%
Belgium	6%	-
Austria	5%	4%
Other	18%	20%
	100%	100%

Interest Rate Exposure	10/31/03	10/31/02

Euro	45%	52%
US	23%	24%
Japan	19%	18%
Other Dollar Bloc	8%	1%
Other Europe	5%	5%
	100%	100%

Currency Exposure(a)	10/31/03	10/31/02

US	56%	57%
Euro	16%	28%
Japan	14%	7%
Other Dollar Bloc	8%	1%
Other Europe	6%	7%
	100%	100%

a Currency exposure after taking into account the effects of forward contracts.

Geographical exposure, interest rate exposure and currency exposure are subject to change.

For more complete details about the fund's investment portfolio, see page 18. A quarterly Fact Sheet and Portfolio Holdings are available upon request.

Investment Portfolio as of October 31, 2003

	Principal Amount	Value ($)

Foreign Denominated Debt Obligations 62.6%
British Pounds 3.4%
United Kingdom, 9.5%, 4/18/2005 (cost $6,207,218)	3,650,000	6,628,416
Canadian Dollar 1.2%
Canadian Government, Series WL43, 5.75%, 6/1/2029 (cost $1,867,638)	2,780,000	2,212,632
Euro 44.9%
Belgium Kingdom, Series 24, 7.0%, 5/15/2006	7,400,000	9,410,012
Bundesobligation, Series 138, 4.5%, 8/18/2006	4,180,000	5,037,669
Bundesrepublic Deutschland: 5.0%, 1/4/2012	3,510,000	4,300,604
6.0%, 1/4/2007	2,000,000	2,514,259
Buoni Poliennali Del Tes:
5.0%, 5/1/2008	1,800,000	2,210,864
5.0%, 2/1/2012	5,850,000	7,145,967
6.0%, 5/1/2031	3,970,000	5,192,885
Federal Republic of Germany, 6.25%, 1/4/2024	3,220,000	4,379,126
Government of France:
5.25%, 4/25/2008	10,000,000	12,396,465
5.5%, 4/25/2010	7,250,000	9,146,133
5.75%, 10/25/2032	1,825,000	2,356,263
Hellenic Republic:
5.9%, 10/22/2022	900,000	1,151,035
6.5%, 10/22/2019	3,600,000	4,904,683
Irish Government Treasury, 4.6%, 4/18/2016	2,000,000	2,333,145
Netherlands Government:
2.75%, 1/15/2009	4,206,000	4,660,811
7.75%, 3/1/2005	1,180,000	1,460,427
Permanent Financing PLC, Series 4A1, 5.1%, 6/11/2007	3,330,000	4,055,387
Republic of Romania:
5.75%, 7/2/2010	1,100,000	1,278,383
8.5%, 5/8/2012	800,000	1,074,717
Ukraine Government, 10.0%, 3/15/2007	810,142	1,014,508
(cost $77,147,464)		86,023,343
Japanese Yen 13.1%
Japan, Series 225, 1.9%, 12/20/2010	453,000,000	4,332,871
Japan Finance Corp., Series INTL, 1.55%, 2/21/2012	1,001,000,000	9,290,380
Japan Government, Series 62, 0.8%, 6/20/2023	452,000,000	3,336,919
Pfandbriefstelle Ost Land Hypo, 1.6%, 2/15/2011	870,000,000	8,162,435
(cost $23,119,813)		25,122,605
Total Foreign Denominated Debt Obligations (Cost $108,342,133)		119,986,996

US Dollar Denominated Debt Obligations 23.8%
Bank Nederlandse Gemeenten, 5.0%, 3/22/2007	3,500,000	3,723,048
European Investment Bank, Series INTL, 4.875%, 9/6/2006	3,500,000	3,725,750
Federal National Mortgage Association, 5.125%, 2/13/2004	2,593,000	2,621,961
Federative Republic of Brazil, 8.0%, 4/15/2014	1,329,923	1,245,140
Government National Mortgage Association, 7.0% with various maturities from 1/15/2029 until 2/15/2029	749,160	794,485
Istituto de Credito Oficial, 6.0%, 5/19/2008	1,850,000	2,061,033
KFW International Finance, Inc., 5.75%, 1/15/2008	1,700,000	1,863,200
Pemex Project Funding Master Trust:
7.375%, 12/15/2014	330,000	346,500
8.625%, 2/1/2022	1,570,000	1,711,300
Republic of Argentina, 12.125%, 2/25/2019*	720,000	198,000
Republic of Bulgaria:
Interest Arrears Bond, Floating Rate Bond, LIBOR plus ..8125%, 1.939%**, 7/28/2011	389,500	379,276
Series A, Collateralized Floating Rate Interest Reduction Bond, LIBOR plus .8125%, 1.937%**, 7/28/2012	372,857	365,400
8.25%, 1/15/2015	1,505,000	1,711,938
Republic of El Salvador, 8.25%, 4/10/2032	1,410,000	1,343,025
Republic of Italy, 5.375%, 6/15/2033	1,550,000	1,502,415
Republic of Turkey, 12.375%, 6/15/2009	1,000,000	1,237,500
Republic of Venezuela, 10.75%, 9/19/2013	2,000,000	1,890,000
Russian Federation, Step-up Coupon, 5.0%**, 3/31/2007	1,200,000	1,120,200
Russian Ministry of Finance, Series V, 3.0%, 5/14/2008	1,300,000	1,147,250
The International Bank for Reconstruction and Development, 7.625%, 1/19/2023	1,550,000	1,972,065
Ukraine Government, 7.65%, 6/11/2013	1,000,000	991,250
United Mexican States, 11.375%, 9/15/2016	290,000	407,450
US Treasury Bonds:
4.25%, 8/15/2013	5,000,000	4,979,690
7.875%, 11/15/2004	7,730,000	8,249,665
Total US Dollar Denominated Debt Obligations (Cost $44,418,039)		45,587,541

	Shares	Value ($)

Cash Equivalents 5.3%
Scudder Cash Management QP Trust, 1.07% (b) (Cost $10,174,856)	10,174,856	10,174,856

	% of Net Assets	Value ($)

Total Portfolio (Cost $162,935,028) (a)	91.7	175,749,393
Other Assets and Liabilities, Net	8.3	15,975,587
Net Assets	100.0	191,724,980

* Non-income producing security. In case of a bond, generally denotes that the issuer has defaulted on the payment of principal or interest or has filed for bankruptcy.
** These securities are shown at their current rate as of October 31, 2003.
(a) The cost for federal income tax purposes was $164,316,925. At October 31, 2003, net unrealized appreciation for all securities based on tax cost was $11,432,468. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $12,310,932 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $878,464.
(b) Scudder Cash Management QP Trust is also managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

Included in the portfolio are investments in mortgage or asset-backed securities which are interests in separate pools of mortgages or assets. Effective maturities of these investments may be shorter than stated maturities due to prepayments. Some separate investments in the Government National Mortgage Association issues which have similar coupon rates have been aggregated for presentation purposes in the investment portfolio.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of October 31, 2003
Assets
Investments: Investments in securities, at value (cost $152,760,172)	$ 165,574,537
Investment in Scudder Cash Management QP Trust (cost $10,174,856)	10,174,856
Total investments in securities, at value (cost $162,935,028)	175,749,393
Foreign currency, at value (cost $12,817,110)	12,817,110
Receivable for investments sold	1,205,710
Interest receivable	3,089,109
Receivable for Fund shares sold	117,202
Foreign taxes recoverable	12,632
Unrealized appreciation on forward foreign currency exchange contracts	490,220
Total assets	193,481,376
Liabilities
Payable for investments purchased	1,275,261
Payable for Fund shares redeemed	244,916
Net payable on closed forward foreign currency exchange contracts	3,905
Unrealized depreciation on forward foreign currency exchange contracts	30,859
Accrued management fee	124,846
Other accrued expenses and payables	76,609
Total liabilities	1,756,396
Net assets, at value	$ 191,724,980
Net Assets
Net assets consist of: Undistributed net investment income	1,933,298
Net unrealized appreciation (depreciation) on: Investments	12,814,365
Foreign currency related transactions	503,544
Accumulated net realized gain (loss)	(11,140,736)
Paid-in capital	187,614,509
Net assets, at value	$ 191,724,980

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of October 31, 2003 (continued)
Net Asset Value
Class A Net Asset Value and redemption price per share ($39,766,942 / 3,924,071 shares of capital stock outstanding, $.01 par value, 50,000,000 shares authorized)	$ 10.13
Maximum offering price per share (100 / 95.5 of $10.13)	$ 10.61
Class B
Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($6,705,746 / 661,481 shares of capital stock outstanding, $.01 par value, 50,000,000 shares authorized)
$ 10.14
Class C
Net Asset Value and redemption price (subject to contingent deferred sales charge) per share ($4,525,997 / 446,442 shares of capital stock outstanding, $.01 par value, 20,000,000 shares authorized)
$ 10.14
Maximum offering price per share (100 / 99 of $10.14)	$ 10.24
Class AARP Net Asset Value, offering and redemption price per share ($5,487,921 / 542,338 shares of capital stock outstanding, $.01 par value, 100,000,000 shares authorized)	$ 10.12
Class S Net Asset Value, offering and redemption price per share ($135,238,374 / 13,350,608 shares of capital stock outstanding, $.01 par value, 309,154,575 shares authorized)	$ 10.13

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended October 31, 2003
Investment Income
Interest (net of foreign taxes withheld of $6,564)	$ 7,364,839
Interest - Scudder Cash Management QP Trust	80,011
Total income	7,444,850
Expenses: Management fee	1,452,114
Administrative fee	742,713
Distribution service fees	185,991
Directors' fees and expenses	9,117
Other	12,104
Total expenses	2,402,039
Net investment income	5,042,811
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	17,201,242
Foreign currency related transactions	(9,197,545)
8,003,697
Net unrealized appreciation (depreciation) during the period on: Investments	3,754,155
Foreign currency related transactions	753,611
4,507,766
Net gain (loss) on investment transactions	12,511,463
Net increase (decrease) in net assets resulting from operations	$ 17,554,274

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Years Ended October 31,
	2003	2002
Operations: Net investment income	$ 5,042,811	$ 6,300,763
Net realized gain (loss) on investment transactions	8,003,697	(4,485,665)
Net unrealized appreciation (depreciation) on investment transactions during the period	4,507,766	10,629,922
Net increase (decrease) in net assets resulting from operations	17,554,274	12,445,020
Distributions to shareholders from: Net investment income: Class A	(1,402,507)	(273,450)
Class B	(187,969)	(25,224)
Class C	(75,392)	(7,434)
Class AARP	(175,313)	(11,497)
Class S	(5,222,915)	(1,098,226)
Tax return of capital: Class A	-	(1,108,811)
Class B	-	(102,280)
Class C	-	(30,142)
Class AARP	-	(46,617)
Class S	-	(4,453,197)
Fund share transactions: Proceeds from shares sold	41,901,348	30,288,135
Reinvestment of distributions	5,737,882	5,690,443
Cost of shares redeemed	(50,631,524)	(37,328,461)
Net increase (decrease) in net assets from Fund share transactions	(2,992,294)	(1,349,883)
Increase (decrease) in net assets	7,497,884	3,938,259
Net assets at beginning of period	184,227,096	180,288,837
Net assets at end of period (including undistributed net investment income of $1,933,298 and $308,380, respectively)	$ 191,724,980	$ 184,227,096

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A
Years Ended October 31,	2003	2002[a]	2001[b]
Selected Per Share Data
Net asset value, beginning of period	$ 9.58	$ 9.29	$ 9.02
Income from investment operations: Net investment income[c]	.25	.32	.14
Net realized and unrealized gain (loss) on investment transactions	.65	.33	.29
Total from investment operations	.90	.65	.43
Less distributions from: Net investment income	(.35)	(.07)	(.11)
Tax return of capital	-	(.29)	(.05)
Total distributions	(.35)	(.36)	(.16)
Net asset value, end of period	$ 10.13	$ 9.58	$ 9.29
Total Return (%)[d]	9.51	7.24	4.87**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	40	37	36
Ratio of expenses (%)	1.39	1.36	1.40*
Ratio of net investment income (%)	2.46	3.42	4.23*
Portfolio turnover rate (%)	134	114	61
[a] As required, effective November 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended October 31, 2002 was to decrease net investment income per share by $.06, increase net realized and unrealized gain (loss) per share by $.06, and decrease the ratio of net investment income to average net assets from 4.10% to 3.42%. Per share data and ratios for periods prior to November 1, 2001 have not been restated to reflect this change in presentation.
[b] For the period from June 18, 2001 (commencement of sales of Class A shares) to October 31, 2001.
[c] Based on average shares outstanding during the period.
[d] Total return does not reflect the effect of any sales charges.
* Annualized
** Not annualized

Class B
Years Ended October 31,	2003	2002[a]	2001[b]
Selected Per Share Data
Net asset value, beginning of period	$ 9.58	$ 9.29	$ 9.02
Income from investment operations: Net investment income[c]	.17	.24	.12
Net realized and unrealized gain (loss) on investment transactions	.66	.34	.28
Total from investment operations	.83	.58	.40
Less distributions from: Net investment income	(.27)	(.06)	(.09)
Tax return of capital	-	(.23)	(.04)
Total distributions	(.27)	(.29)	(.13)
Net asset value, end of period	$ 10.14	$ 9.58	$ 9.29
Total Return (%)[d]	8.73	6.38	4.51**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	7	6	4
Ratio of expenses (%)	2.19	2.17	2.20*
Ratio of net investment income (%)	1.66	2.61	3.43*
Portfolio turnover rate (%)	134	114	61
[a] As required, effective November 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended October 31, 2002 was to decrease net investment income per share by $.06, increase net realized and unrealized gain (loss) per share by $.06, and decrease the ratio of net investment income to average net assets from 3.29% to 2.61%. Per share data and ratios for periods prior to November 1, 2001 have not been restated to reflect this change in presentation.
[b] For the period from June 18, 2001 (commencement of sales of Class B shares) to October 31, 2001.
[c] Based on average shares outstanding during the period.
[d] Total return does not reflect the effect of any sales charges.
* Annualized
** Not annualized

Class C
Years Ended October 31,	2003	2002[a]	2001[b]
Selected Per Share Data
Net asset value, beginning of period	$ 9.58	$ 9.29	$ 9.02
Income from investment operations: Net investment income[c]	.17	.25	.12
Net realized and unrealized gain (loss) on investment transactions	.66	.33	.28
Total from investment operations	.83	.58	.40
Less distributions from: Net investment income	(.27)	(.06)	(.09)
Tax return of capital	-	(.23)	(.04)
Total distributions	(.27)	(.29)	(.13)
Net asset value, end of period	$ 10.14	$ 9.58	$ 9.29
Total Return (%)[d]	8.76	6.41	4.52**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	5	1	1
Ratio of expenses (%)	2.17	2.15	2.18*
Ratio of net investment income (%)	1.68	2.63	3.45*
Portfolio turnover rate (%)	134	114	61
[a] As required, effective November 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended October 31, 2002 was to decrease net investment income per share by $.06, increase net realized and unrealized gain (loss) per share by $.06, and decrease the ratio of net investment income to average net assets from 3.31% to 2.63%. Per share data and ratios for periods prior to November 1, 2001 have not been restated to reflect this change in presentation.
[b] For the period from June 18, 2001 (commencement of sales of Class C shares) to October 31, 2001.
[c] Based on average shares outstanding during the period.
[d] Total return does not reflect the effect of any sales charges.
* Annualized
** Not annualized

Class AARP
Years Ended October 31,	2003	2002[a]	2001	2000[b]
Selected Per Share Data
Net asset value, beginning of period	$ 9.57	$ 9.28	$ 8.82	$ 8.86
Income (loss) from investment operations: Net investment income	.27[c]	.34[c]	.41[c]	.03
Net realized and unrealized gain (loss) on investment transactions	.66	.34	.47	(.04)
Total from investment operations	.93	.68	.88	(.01)
Less distributions from: Net investment income	(.38)	(.08)	(.30)	(.01)
Tax return of capital	-	(.31)	(.12)	(.02)
Total distributions	(.38)	(.39)	(.42)	(.03)
Net asset value, end of period	$ 10.12	$ 9.57	$ 9.28	$ 8.82
Total Return (%)	9.80	7.54	10.16	(.11)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	5	3	1.001
Ratio of expenses (%)	1.14	1.09	1.13	1.13*
Ratio of net investment income (%)	2.71	3.69	4.54	4.23*
Portfolio turnover rate (%)	134	114	61	95
[a] As required, effective November 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended October 31, 2002 was to decrease net investment income per share by $.06, increase net realized and unrealized gain (loss) per share by $.06, and decrease the ratio of net investment income to average net assets from 4.37% to 3.69%. Per share data and ratios for periods prior to November 1, 2001 have not been restated to reflect this change in presentation.
[b] For the period from October 2, 2000 (commencement of sales of Class AARP shares) to October 31, 2000.
[c] Based on average shares outstanding during the period.
* Annualized
** Not annualized

Class S
Years Ended October 31,	2003	2002[a]	2001	2000	1999
Selected Per Share Data
Net asset value, beginning of period	$ 9.57	$ 9.28	$ 8.83	$ 9.34	$ 9.92
Income (loss) from investment operations:
Net investment income	.27[b]	.34[b]	.41[b]	.44	.49
Net realized and unrealized gain (loss) on investment transactions	.67	.34	.46	(.51)	(.58)
Total from investment operations	.94	.68	.87	(.07)	(.09)
Less distributions from: Net investment income	(.38)	(.08)	(.30)	(.13)	(.33)
Tax return of capital	-	(.31)	(.12)	(.31)	(.16)
Total distributions	(.38)	(.39)	(.42)	(.44)	(.49)
Net asset value, end of period	$ 10.13	$ 9.57	$ 9.28	$ 8.83	$ 9.34
Total Return (%)	9.90	7.54	10.12	(.84)[c]	(.99)[c]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	135	137	138	143	85
Ratio of expenses before expense reductions (%)	1.14	1.09	1.13	1.49[d]	1.41
Ratio of expenses after expense reductions (%)	1.14	1.09	1.13	1.20[d]	1.16
Ratio of net investment income (%)	2.71	3.69	4.54	4.81	5.04
Portfolio turnover rate (%)	134	114	61	95	149
[a] As required, effective November 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended October 31, 2002 was to decrease net investment income per share by $.06, increase net realized and unrealized gain (loss) per share by $.06, and decrease the ratio of net investment income to average net assets from 4.37% to 3.69%. Per share data and ratios for periods prior to November 1, 2001 have not been restated to reflect this change in presentation.
[b] Based on average shares outstanding during the period.
[c] Total returns would have been lower had certain expenses not been reduced.
[d] The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization in fiscal 2000 before and after expense reductions were 1.40% and 1.14%, respectively.

Notes to Financial Statements

A. Significant Accounting Policies

Scudder Global Bond Fund (the "Fund") is a non-diversified series of Global/International Fund, Inc. (the "Corporation") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Maryland corporation.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors subject to an initial sales charge and are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Prior to February 3, 2003, Class C shares were offered without an initial sales charge. Class C shares do not convert into another class. Shares of Class AARP are designed for members of AARP. Class S shares of the Fund are generally not available to new investors. Class AARP and S shares are not subject to initial or contingent deferred sales charges.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution service fees, administrative fees and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Debt securities are valued by independent pricing services approved by the Directors of the Fund. If the pricing services are unable to provide valuations, the securities are valued at the most recent bid quotation or evaluated price, as applicable, obtained from one or more broker-dealers. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Scudder Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Directors.

Foreign Currency Translations. The books and records of the Fund are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract ("forward currency contract") is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. The Fund may enter into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings and to facilitate transactions in foreign currency denominated securities. The Fund may also engage in forward currency contracts for non-hedging purposes.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. Sales and purchases of forward currency contracts having the same settlement date and broker are offset and any gain (loss) is realized on the date of offset; otherwise, gain (loss) is realized on settlement date. Realized and unrealized gains and losses which represent the difference between the value of a forward currency contract to buy and a forward currency contract to sell are included in net realized and unrealized gain (loss) from foreign currency related transactions.

Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward currency contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At October 31, 2003, the Fund had a net tax basis capital loss carryforward of approximately $9,751,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until October 31, 2004 ($736,000), October 31, 2005 ($493,000), October 31, 2006 ($4,858,000), October 31, 2007 ($2,575,000) and October 31, 2008 ($1,089,000), the respective expiration dates, whichever occurs first, a portion of which is subject to certain limitations imposed by Sections 382-384 of the Internal Revenue Code.

Distribution of Income and Gains. All of the net investment income of the Fund is declared and distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in futures, forward foreign currency exchange contracts, foreign currency denominated investments, certain securities sold at a loss and premium amortization on debt securities. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At October 31, 2003, the Fund's components of distributable earnings (accumulated losses) on a tax-basis were as follows:

Undistributed ordinary income*	$ 2,392,659
Undistributed net long-term capital gains	$ -
Capital loss carryforwards	$ (9,751,000)
Unrealized appreciation (depreciation) on investments	$ 11,432,468

In addition, the tax character of distributions paid to shareholders by the Fund are summarized as follows:

	Years Ended October 31,
	2003	2002
Distributions from ordinary income*	$ 7,064,096	$ 1,415,831
Return of capital distributions	$ -	$ 5,741,047

* For tax purposes short-term capital gains distributions are considered ordinary income distributions.

Expenses. Expenses of the Corporation arising in connection with a specific fund are allocated to that fund. Other Corporation expenses which cannot be directly attributed to a fund are apportioned among the funds in the Corporation.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. All premiums and discounts are amortized/accreted for financial reporting purposes, with the exception of securities bought in default.

B. Purchases and Sales of Securities

During the year ended October 31, 2003, purchases and sales of investment securities (excluding short-term investments and US Treasury obligations) aggregated $226,883,689 and $225,425,011, respectively. Purchases and sales of US Treasury obligations aggregated $49,572,473 and $73,032,389, respectively.

C. Related Parties

Management Agreement. Under the Management Agreement with Deutsche Investment Management Americas Inc. (DeIM or the "Advisor"), the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. The management fee payable under the Management Agreement is equal to an annual rate of 0.75% of the first $250,000,000 of the Fund's average daily net assets, 0.72% of the next $750,000,000 of such net assets, 0.70% of the next $1,500,000,000 of such net assets, 0.68% of the next $2,500,000,000 of such net assets, 0.65% of the next $2,500,000,000 of such net assets, 0.64% of the next $2,500,000,000 of such net assets, 0.63% of the next $2,500,000,000 of such net assets, and 0.62% of such net assets in excess of $12,500,000,000, computed and accrued daily and payable monthly. Accordingly, for the year ended October 31, 2003, the fee pursuant to the Management Agreement was equivalent to an annual effective rate of 0.75% of the Fund's average daily net assets. Deutsche Asset Management Investment Services Limited ("DeAMIS"), an affiliate of the Advisor, serves as subadvisor with respect to the investment and reinvestment of assets in the Fund. The Advisor compensates DeAMIS out of the management fee it receives from the Fund.

Administrative Fee. Under the Administrative Agreement (the "Administrative Agreement"), the Advisor provides or pays others to provide substantially all of the administrative services required by the Fund (other than those provided by the Advisor under its Management Agreement with the Fund, as described above) in exchange for the payment by each class of the Fund of an administrative services fee (the "Administrative Fee") of 0.400%, 0.450%, 0.425%, 0.375% and 0.375% of the average daily net assets of Class A, B, C, AARP and S shares, respectively, computed and accrued daily and payable monthly.

Various third-party service providers, some of which are affiliated with the Advisor, provide certain services to the Fund under the Administrative Agreement. Scudder Fund Accounting Corporation, a subsidiary of the Advisor, computes the net asset value for the Fund and maintains the accounting records of the Fund. Scudder Investments Service Company, an affiliate of the Advisor, is the transfer, shareholder service and dividend-paying agent for Class A, B and C shares of the Fund. Scudder Service Corporation, also a subsidiary of the Advisor, is the transfer, shareholder service and dividend-paying agent for Class AARP and S shares of the Fund. Scudder Trust Company, also an affiliate of the Advisor, provided subaccounting and recordkeeping services for the shareholders in certain retirement and employee benefit plans. These affiliated entities have in turn entered into various agreements with third-party service providers to provide these services. In addition, other service providers, not affiliated with the Advisor, provide certain services (i.e., custody, legal and audit) to the Fund under the Administrative Agreement. The Advisor pays the service providers for the provision of their services to the Fund and pays other Fund expenses, including insurance, registration, printing, postage and other costs. Certain expenses of the Fund will not be borne by the Advisor under the Administrative Agreement, such as taxes, brokerage, interest and extraordinary expenses, and the fees and expenses of the Independent Directors (including the fees and expenses of their independent counsel).

The Administrative Agreement between the Advisor and the Fund had been scheduled to terminate effective September 30, 2003. The Advisor and the Fund have agreed to temporarily continue the Administrative Agreement pending completion of a review by the Fund's Independent Directors of the Fund's shareholder servicing and related arrangements. In addition, effective October 1, 2003 through September 30, 2005, the Advisor has agreed to contractually waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund to the extent necessary to maintain the operating expenses of each class at 1.30% of average daily net assets (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, Rule 12b-1 and/or service fees, director and director counsel fees).

For the year ended October 31, 2003, the Administrative Fee was as follows:

Administrative Fee	Total Aggregated	Unpaid at October 31, 2003
Class A	$ 160,257	$ 12,883
Class B	31,608	2,452
Class C	11,635	1,497
Class AARP	17,410	1,646
Class S	521,803	42,916
	$ 742,713	$ 61,394

Distribution Service Agreement. Under the Distribution Service Agreement, in accordance with Rule 12b-1 under the 1940 Act, Scudder Distributors, Inc., ("SDI"), a subsidiary of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of Class B and C shares. Pursuant to the Agreement, SDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the the year ended October 31, 2003, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at October 31, 2003
Class B	$ 52,680	$ 4,044
Class C	20,533	2,667
	$ 73,213	$ 6,711

In addition, SDI provides information and administrative services ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended October 31, 2003, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at October 31, 2003	Effective Rate
Class A	$ 89,999	$ 5,513.22%
Class B	16,424	980.23%
Class C	6,355	694.23%
	$ 112,778	$ 7,187

Underwriting Agreement and Contingent Deferred Sales Charge. SDI is the principal underwriter for Class A, B and C shares. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended October 31, 2003 aggregated $9,158. There were no underwriting commissions paid in connection with the distributions of Class C shares for the year ended October 31, 2003.

In addition, SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the year ended October 31, 2003, the CDSC for Class B and Class C shares was $23,008 and $1,214, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares. For the year ended October 31, 2003, SDI received $1,000.

Directors' Fees and Expenses. The Fund pays each Director not affiliated with the Advisor retainer fees plus specified amounts for attended board and committee meetings.

Scudder Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Scudder Cash Management QP Trust (the "QP Trust") and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust.

Other Related Parties. AARP through its affiliates monitors and approves the AARP Investment Program from the Advisor. The Advisor has agreed to pay a fee to AARP and/or its affiliates in return for the use of the AARP trademark and services relating to investments by AARP members in Class AARP shares of the Fund. This fee is calculated on a daily basis as a percentage of the combined net assets of the AARP classes of all funds managed by the Advisor. The fee rates, which decrease as the aggregate net assets of the AARP classes become larger, are as follows: 0.07% for the first $6,000,000,000 of net assets, 0.06% for the next $10,000,000,000 of such net assets and 0.05% of such net assets thereafter. These amounts are used for the general purposes of AARP and its members.

D. Forward Foreign Currency Exchange Contracts

As of October 31, 2003, the Fund had entered into the following open forward foreign currency exchange contracts:

Contracts to Deliver	In Exchange For		Settlement Date	Unrealized Appreciation
JPY 718,000,000	USD	6,647,594	1/29/2004	$ 94,691
EUR 43,970,000	USD	51,225,490	1/29/2004	369,296
JPY 420,000,000	USD	3,859,407	1/29/2004	26,233
Total unrealized appreciation				$ 490,220

Contracts to Deliver	In Exchange For		Settlement Date	Unrealized (Depreciation)
USD 709,954	CHF	939,000	1/29/2004	$ (7,300)
USD 819,735	SEK	6,380,000	1/29/2004	(8,264)
EUR 3,309,797	SEK	30,000,000	1/29/2004	(12,452)
GBP 1,300,000	USD	2,187,666	1/29/2004	(2,843)
Total unrealized depreciation				$ (30,859)

As of October 31, 2003, the Fund had entered into the following closed forward foreign currency exchange contracts:

Contracts to Deliver	In Exchange For		Settlement Date	Receivable (Payable)
PLZ 18,445,000	USD	4,655,830	11/19/2003
USD 4,659,608	PLZ	18,445,000	11/19/2003	$ (3,905)
Total receivable (payable)				$ (3,905)

Currency Abbreviations
CHF	Swiss Francs	EUR	Euro	PLZ	Polish Zlotys
GBP	British Pound	JPY	Japanese Yen
USD	US Dollar	SEK	Swedish Krona

E. Line of Credit

The Fund and several other affiliated funds (the "Participants") share in a $1.25 billion revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, pro rata based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

F. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended October 31, 2003		Year Ended October 31, 2002
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	1,238,623	$ 12,505,705	877,016	$ 8,231,003
Class B	555,289	5,584,125	380,226	3,595,501
Class C	494,775	4,993,949	45,940	432,798
Class AARP	505,512	5,092,056	344,184	3,246,046
Class S	1,367,113	13,725,513	1,580,244	14,782,787
		$ 41,901,348		$ 30,288,135
Shares issued to shareholders in reinvestment of distributions
Class A	107,880	$ 1,081,828	110,025	$ 1,014,916
Class B	15,852	159,125	11,256	104,173
Class C	6,527	65,714	3,960	36,548
Class AARP	16,298	163,614	5,626	52,463
Class S	426,045	4,267,601	486,318	4,482,343
		$ 5,737,882		$ 5,690,443
Shares redeemed
Class A	(1,296,064)	$ (13,067,125)	(1,035,709)	$ (9,613,265)
Class B	(529,044)	(5,306,785)	(212,116)	(1,971,337)
Class C	(194,390)	(1,960,990)	(61,806)	(569,036)
Class AARP	(320,312)	(3,212,037)	(80,390)	(756,036)
Class S	(2,708,591)	(27,084,587)	(2,633,552)	(24,418,787)
		$ (50,631,524)		$ (37,328,461)
Net increase (decrease)
Class A	50,439	$ 520,408	(48,668)	$ (367,346)
Class B	42,097	436,465	179,366	1,728,337
Class C	306,912	3,098,673	(11,906)	(99,690)
Class AARP	201,498	2,043,633	269,420	2,542,473
Class S	(915,433)	(9,091,473)	(566,990)	(5,153,657)
		$ (2,992,294)		$ (1,349,883)

Report of Independent Auditors

To the Board of Directors of Global/International Fund, Inc. and to the Shareholders of Scudder Global Bond Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Scudder Global Bond Fund (the "Fund") at October 31, 2003, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Boston, Massachusetts December 18, 2003	PricewaterhouseCoopers LLP

Tax Information

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call 1-800-SCUDDER.

Directors and Officers

The following table presents certain information regarding the Directors and Officers of the fund as of October 31, 2003. Each individual's age is set forth in parentheses after his or her name. Unless otherwise noted, (i) each individual has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each individual is c/o Deutsche Asset Management, Two International Place, Boston, Massachusetts 02110-4103. Each Director's term of office extends until the next shareholder's meeting called for the purpose of electing Directors and until the election and qualification of a successor, or until such Director sooner dies, resigns or is removed as provided in the governing documents of the fund.

Independent Directors
Name, Age, Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
Henry P. Becton, Jr. (60) Director, 1990-present	President, WGBH Educational Foundation. Directorships: Becton Dickinson and Company (medical technology company); The A.H. Belo Company (media company); Concord Academy; Boston Museum of Science; Public Radio International. Former Directorships: American Public Television; New England Aquarium; Mass Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service	48
Dawn-Marie Driscoll (56) Director, 1987-present	President, Driscoll Associates (consulting firm); Executive Fellow, Center for Business Ethics, Bentley College; formerly, Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene's (1978-1988). Directorships: CRS Technology (technology service company); Advisory Board, Center for Business Ethics, Bentley College; Board of Governors, Investment Company Institute; former Chairman, ICI Directors Services Committee	48
Keith R. Fox (49) Director, 1996-present	Managing Partner, Exeter Capital Partners (private equity funds). Directorships: Facts on File (school and library publisher); Progressive Holding Corporation (kitchen importer and distributor); Cloverleaf Transportation Inc. (trucking); K-Media, Inc. (broadcasting); Natural History, Inc. (magazine publisher); National Association of Small Business Investment Companies (trade association)	48
Louis E. Levy (70) Director, 2002-present	Retired. Formerly, Chairman of the Quality Control Inquiry Committee, American Institute of Certified Public Accountants (1992-1998); Partner, KPMG LLP (1958-1990). Directorships: Household International (banking and finance); ISI Family of Funds (registered investment companies; 4 funds overseen)	48
Jean Gleason Stromberg (60) Director, 1999-present	Retired. Formerly, Consultant (1997-2001); Director, US General Accounting Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996). Directorships: The William and Flora Hewlett Foundation; Service Source, Inc.	48
Jean C. Tempel (60) Director, 1994-present	Managing Partner, First Light Capital (venture capital group) (2000-present); formerly, Special Limited Partner, TL Ventures (venture capital fund) (1996-1998); General Partner, TL Ventures (1994-1996); President and Chief Operating Officer, Safeguard Scientifics, Inc. (public technology business incubator company) (1991-1993). Directorships: Sonesta International Hotels, Inc.; Aberdeen Group (technology research); The Reference, Inc. (IT consulting for financial services); United Way of Mass Bay. Trusteeships: Connecticut College, Chair, Finance Committee; Northeastern University, Chair, Funds and Endowment Committee
		48
Carl W. Vogt (67) Director, 2002-present	Senior Partner, Fulbright & Jaworski, L.L.P. (law firm); formerly, President (interim) of Williams College (1999-2000); President, certain funds in the Deutsche Asset Management Family of Funds (formerly, Flag Investors Family of Funds) (registered investment companies) (1999-2000). Directorships: Yellow Corporation (trucking); American Science & Engineering (x-ray detection equipment); ISI Family of Funds (registered investment companies, 4 funds overseen); National Railroad Passenger Corporation (Amtrak); formerly, Chairman and Member, National Transportation Safety Board	48

Interested Directors and Officers[2]
Name, Age, Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
Richard T. Hale[3] (58) Chairman and Director, 2002-present Chief Executive Officer, 2003-present	Managing Director, Deutsche Investment Management Americas Inc. (2003-present); Managing Director, Deutsche Bank Securities Inc. (formerly Deutsche Banc Alex. Brown Inc.) and Deutsche Asset Management (1999 to present); Director and President, Investment Company Capital Corp. (registered investment advisor) (1996 to present); Director, Deutsche Global Funds, Ltd. (2000 to present), CABEI Fund (2000 to present), North American Income Fund (2000 to present) (registered investment companies); Director, Scudder Global Opportunities Fund (since 2003); Director/Officer Deutsche/Scudder Mutual Funds (various dates); President, Montgomery Street Income Securities, Inc. (2002 to present) (registered investment companies); Vice President, Deutsche Asset Management, Inc. (2000 to present); formerly, Director, ISI Family of Funds (registered investment companies; 4 funds overseen) (1992-1999)
201
Brenda Lyons (40) President, 2003-present	Managing Director, Deutsche Asset Management	n/a
Joseph Axtell[4] (46) Vice President, 2002-present	Director, Deutsche Asset Management	n/a
Brett Diment[5] (33) Vice President, 2002-present	Managing Director, Deutsche Asset Management	n/a
Daniel O. Hirsch[3] (49) Vice President and Assistant Secretary, 2002-present	Managing Director, Deutsche Asset Management (2002-present) and Director, Deutsche Global Funds Ltd. (2002-present); formerly, Director, Deutsche Asset Management (1999-2002); Principal, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Assistant General Counsel, United States Securities and Exchange Commission (1993-1998)
n/a
John Millette (41) Vice President and Secretary, 1999-present	Director, Deutsche Asset Management	n/a
Kenneth Murphy (40) Vice President, 2002-present	Vice President, Deutsche Asset Management (2000-present); Vice President, Scudder Distributors, Inc. (December 2002-present); formerly, Director, John Hancock Signature Services (1992-2000); Senior Manager, Prudential Mutual Fund Services (1987-1992)
n/a
Charles A. Rizzo (46) Treasurer and Chief Financial Officer, 2002-present	Director, Deutsche Asset Management (April 2000- present). Formerly, Vice President and Department Head, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Senior Manager, Coopers & Lybrand L.L.P. (now PricewaterhouseCoopers LLP) (1993-1998)
n/a
Salvatore Schiavone (37) Assistant Treasurer, 2003-present	Director, Deutsche Asset Management	n/a
Lucinda H. Stebbins (57) Assistant Treasurer, 2003-present	Director, Deutsche Asset Management	n/a
Kathleen Sullivan D'Eramo (46) Assistant Treasurer, 2003-present	Director, Deutsche Asset Management	n/a
Lisa Hertz[4] (33) Assistant Secretary, 2003-present	Assistant Vice President, Deutsche Asset Management	n/a
Caroline Pearson (41) Assistant Secretary, 1997-present	Managing Director, Deutsche Asset Management	n/a

1 Length of time served represents the date that each Director was first elected to the common board of directors which oversees a number of investment companies, including the fund, managed by the Advisor. For the Officers of the fund, length of time served represents the date that each Officer was first elected to serve as an officer of any fund overseen by the aforementioned common board of directors.
2 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act, as amended. Interested persons receive no compensation from the fund.
3 Address: One South Street, Baltimore, Maryland
4 Address: 345 Park Avenue, New York, New York
5 Address: 1 Appold Street, Broadgate, London, UK

The fund's Statement of Additional Information ("SAI") includes additional information about the Directors. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: 1-800-SCUDDER.

Investment Products

Scudder Funds

Growth Funds

Scudder 21st Century Growth Fund

Scudder Aggressive Growth Fund

Scudder Blue Chip Fund

Scudder Capital Growth Fund

Scudder Development Fund

Scudder Dynamic Growth Fund

Scudder Flag Investors
Communications Fund

Scudder Gold & Precious Metals Fund

Scudder Global Biotechnology Fund

Scudder Growth Fund

Scudder Health Care Fund

Scudder Large Company Growth Fund

Scudder Micro Cap Fund

Scudder Mid Cap Fund

Scudder Small Cap Fund

Scudder Strategic Growth Fund

Scudder Technology Fund

Scudder Technology Innovation Fund

Scudder Top 50 US Fund

Value Funds

Scudder Contrarian Fund

Scudder-Dreman Financial Services Fund

Scudder-Dreman High Return Equity Fund

Scudder-Dreman Small Cap Value Fund

Scudder Flag Investors Equity
Partners Fund

Scudder Growth and Income Fund

Scudder Large Company Value Fund

Scudder-RREEF Real Estate Securities Fund

Scudder Small Company Stock Fund

Scudder Small Company Value Fund

Scudder Tax Advantaged Dividend Fund

Multicategory/Asset Allocation Funds

Scudder Balanced Fund

Scudder Flag Investors Value Builder Fund

Scudder Focus Value+Growth Fund

Scudder Lifecycle Mid Range Fund

Scudder Lifecycle Long Range Fund

Scudder Lifecycle Short Range Fund

Scudder Pathway Conservative Portfolio

Scudder Pathway Growth Portfolio

Scudder Pathway Moderate Portfolio

Scudder Target 2013 Fund

Scudder Total Return Fund

International/Global Funds

Scudder Emerging Markets Growth Fund

Scudder Emerging Markets Income Fund

Scudder European Equity Fund

Scudder Global Fund

Scudder Global Bond Fund

Scudder Global Discovery Fund

Scudder Greater Europe Growth Fund

Scudder International Fund

Scudder International Equity Fund

Scudder International Select Equity Fund

Scudder Japanese Equity Fund

Scudder Latin America Fund

Scudder New Europe Fund

Scudder Pacific Opportunities Fund

Income Funds

Scudder Cash Reserves Fund

Scudder Fixed Income Fund

Scudder GNMA Fund

Scudder High Income Plus Fund (formerly Deutsche High Yield Bond Fund)

Scudder High Income Fund

Scudder High Income Opportunity Fund

Scudder Income Fund

Scudder PreservationPlus Fund

Scudder PreservationPlus Income Fund

Scudder Short Duration Fund (formerly Scudder Short-Term Fixed Income Fund)

Scudder Short-Term Bond Fund

Scudder Strategic Income Fund

Scudder US Government Securities Fund

Scudder Funds (continued)
Tax-Free Income Funds

Scudder California Tax-Free Income Fund

Scudder Florida Tax-Free Income Fund

Scudder High Yield Tax-Free Fund

Scudder Intermediate Tax/AMT Free Fund (formerly Scudder Medium Term Tax-Free Fund)

Scudder Managed Municipal Bond Fund

Scudder Massachusetts Tax-Free Fund

Scudder Municipal Bond Fund

Scudder New York Tax-Free Income Fund

Scudder Short-Term Municipal Bond Fund

Index-Related Funds

Scudder EAFE ® Equity Index Fund

Scudder Equity 500 Index Fund

Scudder S&P 500 Index Fund

Scudder S&P 500 Stock Fund

Scudder Select 500 Fund

Scudder US Bond Index Fund

Money Market
A large number of money market funds are available through Scudder Investments.

Retirement Programs and Education Accounts
Retirement Programs Traditional IRA Roth IRA SEP-IRA Inherited IRA Keogh Plan 401(k), 403(b) Plans Variable Annuities Education Accounts Coverdell Education Savings Account UGMA/UTMA IRA for Minors
Closed-End Funds

The Brazil Fund, Inc.

The Korea Fund, Inc.

Montgomery Street Income Securities, Inc.

Scudder Global High Income Fund, Inc.

Scudder New Asia Fund, Inc.

Scudder High Income Trust

Scudder Intermediate Government Trust

Scudder Multi-Market Income Trust

Scudder Municipal Income Trust

Scudder RREEF Real Estate Fund, Inc.

Scudder RREEF Real Estate Fund II, Inc.

Scudder Strategic Income Trust

Scudder Strategic Municipal Income Trust

The Central Europe and Russia Fund, Inc. (formerly The Central European Equity Fund, Inc.)

The Germany Fund, Inc.

The New Germany Fund, Inc.

Not all funds are available in all share classes.

Scudder open-end funds are offered by prospectus only. For more complete information on any fund or variable annuity registered in your state, including information about a fund's objectives, strategies, risks, advisory fees, distribution charges, and other expenses, please order a free prospectus. Read the prospectus before investing in any fund to ensure the fund is appropriate for your goals and risk tolerance.

A money market mutual fund investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although a money market mutual fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in such a fund.

The products described should not be considered a solicitation to buy or an offer to sell a security to any person in any jurisdiction where such offer, solicitation, purchase, or sale would be unlawful under the securities laws of such jurisdiction.

Account Management Resources

For shareholders of Classes A, B and C

Automated Information Lines

ScudderACCESS (800) 972-3060

Personalized account information, information on other Scudder funds and services via touchtone telephone and for Classes A, B, and C only, the ability to exchange or redeem shares.

Web Site

scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 621-1048 To speak with a Scudder service representative.
Written Correspondence	Scudder Investments PO Box 219356 Kansas City, MO 64121-9356
Proxy Voting	A description of the fund's policies and procedures for voting proxies for portfolio securities can be found on our Web site - scudder.com (type "proxy voting" in the search field) - or on the SEC's Web site - www.sec.gov. To obtain a written copy without charge, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148

	Class A	Class B	Class C
Nasdaq Symbol	SZGAX	SZGBX	SZGCX
CUSIP Number	378947-774	378947-766	378947-758
Fund Number	461	661	761

For shareholders of Class AARP and Class S

	AARP Investment Program Shareholders	Scudder Class S Shareholders
Automated Information Lines	Easy-Access Line (800) 631-4636	SAIL™ (800) 343-2890
Personalized account information, the ability to exchange or redeem shares, and information on other Scudder funds and services via touchtone telephone.
Web Sites	aarp.scudder.com	myScudder.com
View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 253-2277 To speak with an AARP Investment Program service representative	(800) SCUDDER To speak with a Scudder service representative.
Written Correspondence	AARP Investment Program from Scudder Investments PO Box 219735 Kansas City, MO 64121-9735	Scudder Investments PO Box 219669 Kansas City, MO 64121-9669
Proxy Voting	A description of the fund's policies and procedures for voting proxies for portfolio securities can be found on our Web sites - aarp.scudder.com or myScudder.com (type "proxy voting" in the search field) - or on the SEC's Web site - www.sec.gov. To obtain a written copy without charge, call your service representative.

Principal Underwriter	If you have questions, comments or complaints, contact: Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class AARP	Class S
Nasdaq Symbol	SGBDX	SSTGX
Fund Number	161	061

Notes

ITEM 2.         CODE OF ETHICS.

As of the end of the period, October 31, 2003, the Global/International Fund,
Inc. has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.         AUDIT COMMITTEE FINANCIAL EXPERT.

The Funds' audit committee is comprised solely of trustees who are "independent"
(as such term has been defined by the Securities and Exchange Commission ("SEC")
in regulations implementing Section 407 of the Sarbanes-Oxley Act (the
"Regulations")). The Funds' Board of Trustees has determined that there are several "audit committee financial experts" serving on the Funds' audit committee. The Board has determined that Louis E. Levy, the chair of the Funds'
audit committee, qualifies as an "audit committee financial expert" (as such term has been defined by the Regulations) based on its review of Mr. Levy's pertinent experience and education. The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification. In accordance with New York Stock
Exchange requirements, the Board believes that all members of the Funds' audit committee are financially literate, as such qualification is interpreted by the
Board in its business judgment, and that at least one member of the audit committee has accounting or related financial management expertise.

ITEM 4.         PRINCIPAL ACCOUNTANT FEES AND SERVICES.

                        Not currently applicable.

ITEM 5.         [RESERVED]

ITEM 6.         [RESERVED]

ITEM 7.         DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
                CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

ITEM 8.         [RESERVED]

ITEM 9.         CONTROLS AND PROCEDURES.

(a) The Chief Executive and Financial Officers concluded that the Registrant's
Disclosure Controls and Procedures are effective based on the evaluation of the
Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)During the filing period of the report, management identified issues relating to the overall fund expense payment and accrual process. Management discussed these matters with the Registrant's Audit Committee and auditors, instituted additional procedures to enhance its internal controls and will continue to develop additional controls and redesign work flow to strengthen the overall control environment associated with the processing and recording of fund expenses.

ITEM 10.        EXHIBITS.

(a)(1)   Code of Ethics  pursuant to Item 2 of Form N-CSR is filed and  attached hereto as EX-99.CODE ETH.

(a)(2)   Certification  pursuant to Rule 30a-2(a) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(a))  is filed  and  attached  hereto  as
         Exhibit 99.CERT.

(b)      Certification  pursuant to Rule 30a-2(b) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(b))  is furnished and attached hereto as
         Exhibit 99.906CERT.

Form N-CSR Item F

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:                         Scudder Global Bond Fund

By:                                 /s/Richard T. Hale
                                    -----------------------------
                                    Richard T. Hale
                                    Chief Executive Officer

Date:                               December 22, 2003
                                    -----------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:                          Scudder Global Bond Fund

By:                                 /s/Richard T. Hale
                                    -----------------------------
                                    Richard T. Hale
                                    Chief Executive Officer

Date:                               December 22, 2003
                                    -----------------------------

By:                                 /s/Charles A. Rizzo
                                    -----------------------------
                                    Charles A. Rizzo
                                    Chief Executive Officer

Date:                               December 22, 2003
                                    -----------------------------